MAY 22, 2026
SUPPLEMENT TO
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Low Duration High Income Fund and should be read in connection with your Statutory Prospectus.
(A) Effective July 31, 2026, the name, investment objective, principal investment strategy, principal risks, portfolio managers and performance index of the Hartford Low Duration High Income Fund (the “Fund”) will change. Accordingly, effective July 31, 2026, the following changes are being made to the above referenced Statutory Prospectus:
(1) The Fund’s name will change to Hartford Hybrid and Credit Opportunities Fund. As a result, the references to Hartford Low Duration High Income Fund and Low Duration High Income Fund in the above referenced Statutory Prospectus will be deleted and replaced with Hartford Hybrid and Credit Opportunities Fund (formerly, Hartford Low Duration High Income Fund) and Hybrid and Credit Opportunities Fund, respectively.
(2) Under the heading “Hartford Low Duration High Income Fund Summary Section –  Investment Objective” in the above referenced Statutory Prospectus, the sub-section entitled “Investment Objective” will be deleted in its entirety and replaced with the following to reflect the Fund’s new investment objective:
INVESTMENT OBJECTIVE. The Fund seeks to provide long-term total return and current income.
(3) Under the heading “Hartford Low Duration High Income Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the sub-section entitled “Principal Investment Strategy” will be deleted in its entirety and replaced with the following to reflect the Fund’s revised principal investment strategy:
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by primarily investing in hybrid capital securities and other credit-related instruments of corporate issuers globally that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return and current income perspective. The Fund normally invests at least 80% in a combination of hybrid capital securities and other credit-related instruments. Hybrid capital securities and other credit related instruments include, but are not limited to, traditional preferred securities, trust preferred securities, floating rate preferred securities, convertible securities (including contingent convertible securities (“CoCos”) and additional tier 1 instruments)), junior subordinated debt, corporate bonds, bank loans and loan participation interests, fixed-income securities issued by foreign governments (including quasi-sovereign debt), and U.S. government and U.S. government agency securities. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S.
The Fund may use derivatives such as futures, options, currency forwards and/or swaps to manage portfolio risk, to efficiently obtain exposure to hybrid capital securities and/or other credit-related instruments and for other investment purposes. The Fund may use futures to equitize cash.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. Wellington Management will tactically shift the Fund’s holdings and asset allocations as appropriate based on market conditions and its view of investment opportunities across the capital structure of the global corporate universe. Wellington Management focuses on the hybrid and fixed income portion of the capital structure. The Fund uses both a top-down and bottom-up security selection approach. The Fund may invest in securities of any maturity or duration. The Fund normally invests in both investment grade securities and non-investment grade securities (also known as “junk bonds”). As part of the investment process, Wellington Management uses a thematic approach to seek to identify attractive investment opportunities.
The Fund’s investment manager, Hartford Funds Management Company, LLC, may seek to manage distributions throughout the year to help reduce fluctuations in monthly dividends.
(4) Under the heading “Hartford Low Duration High Income Fund Summary Section –  Principal Risks” in the above referenced Statutory Prospectus, the following changes will be made to reflect the revised principal risks of the Fund:
(a) “Mortgage-Related and Asset-Backed Securities Risk,” “Collateralized Loan Obligations Risk,” “To Be Announced (TBA) Transactions Risk,” “Credit Risk Transfer Securities Risk” and “Convertible Securities Risk” will be deleted in their entirety;

(b) The following principal risks will be added after “Market Risk:”
Preferred and Other Hybrid Securities Risk –  Preferred and other hybrid securities may be subject to greater credit risk and other risks than more senior debt instruments. Preferred and other hybrid securities are also subject to risks related to limited or no voting rights, deferred and omitted distributions, interest rate risk, liquidity risk, regulatory or tax changes, volatility risk, and optional or mandatory redemption provisions. When debt obligations are prepaid or when securities are redeemed, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss. Investments in preferred and other hybrid securities may also be subject to extension risk (the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease). Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation. The market for trust preferred securities may be more volatile than those of conventional debt securities and there can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell its holdings.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
CoCos and additional tier 1 instruments are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos and additional tier 1 instruments may be written down to zero even when the underlying equity may retain value. The value of CoCos and additional tier 1 instruments is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos and additional tier 1 instruments; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos and additional tier 1 instruments may be considered speculative.
Distribution Risk –  The Fund is not designed to provide a predictable level of dividend income. The income payable on the Fund’s investments in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.
(c) The following principal risk will be added after “Swaps Risk:”
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
(5) Under the heading “Hartford Low Duration High Income Fund - Past Performance” in the above referenced Statutory Prospectus, the third bullet point will be deleted and replaced with the following:
●
Reflect the Fund’s performance when it pursued different investment objectives and principal investment strategies prior to July 31, 2026
(6) Under the heading “Hartford Low Duration High Income Fund - Past Performance –  Average Annual Total Returns” in the above referenced Statutory Prospectus, the following will be added to the end of the section:
The Fund changed its performance index from the ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index to the ICE BofA US All Capital Securities Index because the Fund’s investment manager believes that the new performance index better reflects the Fund’s revised investment strategy.

(7) Under the heading “Hartford Low Duration High Income Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio management table will be deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Noah C. Atlas, CFA	Managing Director and Fixed Income Portfolio Manager	July 2026
(8) Under the heading “Additional Information Regarding Investment Strategies and Risks –  Low Duration High Income Fund” in the above referenced Statutory Prospectus, the sub-section entitled “Low Duration High Income Fund” will be deleted in its entirety and replaced with the following:
Hybrid and Credit Opportunities FUnd
In addition to the principal strategies described in the summary section, the Fund may also (1) invest in debt securities of real estate investment trusts (REITs); (2) enter into bond forwards; (3) invest in other investment companies (including exchange-traded funds (ETFs)); (4) invest in exchange-traded notes (ETNs); (5) invest in municipal securities; (6) use dollar rolls; (7) use other types of derivative instruments; (8) invest in common stock; and (9) invest in Section 4(a)(2) securities, a type of restricted security. The Fund may also receive equity or equity-related securities in connection with a restructuring, conversion or workout of a prior or existing fixed income investment. The Fund may invest in securities of emerging market issuers.
Wellington Management will tactically shift the Fund’s holdings and asset allocations as appropriate based on market conditions and its view of investment opportunities across the capital structure of the global corporate universe. Wellington Management focuses on the hybrid and fixed income portion of the capital structure. As part of the investment process, Wellington Management uses a thematic approach to seek to identify attractive investment opportunities by estimating a probability weighted expected return. Wellington Management believes that opportunities arise when there are inefficiencies in the hybrid capital market. To seek to take advantage of such inefficiencies, Wellington Management seeks to identify mispriced securities as part of the investment process.
(9) Under the heading “Additional Information Regarding Investment Strategies and Risks –  Investment Policies –  Core Fixed Income Fund, Dynamic Bond Fund, Emerging Markets Local Debt Fund, Emerging Markets Multi-Sector Bond Fund, Floating Rate Fund, High Yield Fund, Tax-Aware Bond Fund, Total Return Bond Fund, and World Bond Fund” in the above referenced Statutory Prospectus, the “Hybrid and Credit Opportunities Fund” is added to the subheading and the first sentence is deleted in its entirety and replaced with the following:
Each of Core Fixed Income Fund, Dynamic Bond Fund, Emerging Markets Local Debt Fund, Emerging Markets Multi-Sector Bond Fund, Floating Rate Fund, High Yield Fund, Hybrid and Credit Opportunities Fund, Tax-Aware Bond Fund, Total Return Bond Fund, and World Bond Fund has a name that suggests a focus on a particular type of investment.
(10) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following changes will be made to the risk table with respect to the “Low Duration High Income Fund:”
(a) a “✓” will be added next to “Preferred Stock Risk;”
(b) the “X” next to “Forward Currency Contracts Risk” will be deleted and replaced with a “✓;”
(c) an “X” will be added next to each of “Equity Risk” and “Real Estate Related Securities Risk;” and
(d) the “✓” next to each of “Credit Risk Transfer Securities Risk,” “Mortgage-Related and Other Asset-Backed Securities Risk,” and “Collateralized Loan Obligations Risk” will be deleted.
(e) “Distribution Risk” will be added to the risk table and checked with a “✓” and the corresponding risk disclosure will be added:
DISTRIBUTION RISK –  The Fund is not designed to provide a predictable level of dividend income. The income payable on the Fund’s investments in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.

(11) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the second paragraph under “Convertible Securities Risk” is deleted in its entirety and replaced with the following:
A Fund may invest in contingent capital securities (also known as contingent convertible securities or CoCos) and additional tier 1 instruments. CoCos and additional tier 1 instruments are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” In certain circumstances, the principal of CoCos and additional tier 1 instruments may be written down to zero even when the underlying equity may retain value. The value of CoCos and additional tier 1 instruments is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos and additional tier 1 instruments; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos and additional tier 1 instruments may be considered speculative.
(12) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following disclosure will be added to “Preferred Stock Risk:”
Preferred and other hybrid securities may be subject to greater credit risk and other risks than more senior debt instruments. Preferred and other hybrid securities are also subject to risks related to limited or no voting rights, deferred and omitted distributions, interest rate risk, liquidity risk, regulatory or tax changes, volatility risk, and optional or mandatory redemption provisions. When debt obligations are prepaid or when securities are redeemed, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss. Investments in preferred and other hybrid securities may also be subject to extension risk (the risk that a rise in interest rates or credit spreads will extend the life of a security to a date later than the anticipated repayment date, causing the value of the investment to decrease). Trust preferred securities are issued by a special purpose trust that holds the subordinated debt of a company and, as such, are subject to the risks associated with such debt obligation. The market for trust preferred securities may be more volatile than those of conventional debt securities and there can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell its holdings.
(13) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following disclosure will be added to “Real Estate Related Securities Risk:”
Investments in debt securities of REITs are subject to the risks of debt securities in general and the value of the underlying real estate. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs, including mortgage REITs, are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
(14) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Low Duration High Income Fund” in the above referenced Statutory Prospectus, the portfolio manager information will be deleted in its entirety and replaced with the following:
Noah C. Atlas, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since July 2026. Mr. Atlas joined Wellington Management as an investment professional in 2015.
(15) Under the heading “Fund Distributions and Tax Matters –  Dividends and Distributions” in the above referenced Statutory Prospectus, the below footnote will be added in the table next to the Low Duration High Income Fund:
***
Effective August 1, 2026, the Fund updated its declaration frequency of net investment income from daily to monthly. To help maintain more stable monthly distributions, the distribution paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during such period, and any such under- (or over-) distribution of income would be reflected in the Fund’s net asset value. This Fund intends to distribute substantially all of the Fund’s net investment income over time.

(16) Under the heading “Fund Distributions and Tax Matters” in the above referenced Statutory Prospectus, the following disclosure will be added to “Dividends and Distributions:”
To the extent that the Hybrid and Credit Opportunities Fund manages distributions throughout the year to help reduce fluctuations in monthly dividends, the Hybrid and Credit Opportunities Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with Internal Revenue Code. The Hybrid and Credit Opportunities Fund intends to make distributions sufficient to avoid imposition of an excise tax, although the Hybrid and Credit Opportunities Fund reserves the right to pay an excise tax in certain circumstances.
(17) Under the heading “Fund Distributions and Tax Matters” in the above referenced Statutory Prospectus, the following disclosure will be added to “Additional Information:”
A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
A Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s transactions in futures contracts, options, foreign currency contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
(18) Under the heading “Performance Notes” in the above referenced Statutory Prospectus, the below information will be added:
The ICE BofA US All Capital Securities Index is designed to track the performance of fixed-rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market.
(19) The following will be added as a new section after the “Performance Notes” section in the above referenced Statutory Prospectus:
Prior Performance of Wellington Management
The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as sub-adviser to the Hybrid and Credit Opportunities Fund (references to the “Fund” in this section refer to the Hybrid and Credit Opportunities Fund). The Hybrid Capital Opportunities Broad Composite (the “Composite”) consists of all accounts under discretionary management by Wellington Management in Wellington Management’s hybrid capital opportunities strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance of the Composite reflects the performance of Wellington Management. The performance of the Composite has been adjusted to reflect the operating costs of Class A shares of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data of the Composite shown in the tables does not reflect the deduction of investment advisory fees paid by the Fund and certain other expenses that would be applicable to the Fund, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all hybrid capital opportunities portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge), the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (before fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges), only the total annual fund operating expenses (after fee waivers and/or expense reimbursements) for Class A shares, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest total expenses applicable to any account in the Composite.
Certain accounts that are included in the Composite may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may differ significantly from the past performance of the Composite. The personnel who managed the accounts that make up the Composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund. While the accounts in the Composite experience inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund’s shares and its obligation to redeem its shares will not adversely affect the performance of the Fund.
COMPOSITE PERFORMANCE
Average annual total returns for the periods ended December 31, 2025
	1 Year	Since Inception (October 31, 2022)
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)*, **	5.87%	11.22%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	9.15%	12.30%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)*	9.30%	12.46%
Composite (Gross)*	10.39%	13.58%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses or taxes)*	6.87%	9.00%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	7.30%	5.31%
*
This is not the performance of the Fund. The inception date of the Composite is October 31, 2022.
**
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 3.00% (as a percentage of offering price).
Total returns for the periods ended December 31
	2022*	2023	2024	2025
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) and maximum Class A sales charge)**, ***	0.32%	11.18%	8.25%	5.87%
Composite (Net of Class A expenses (before fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	3.42%	14.61%	11.60%	9.15%
Composite (Net of Class A expenses (after fee waivers and/or expense reimbursements) but excluding Class A sales charges)**	3.45%	14.77%	11.75%	9.30%
Composite (Gross)**	3.62%	15.29%	12.87%	10.39%
ICE BofA US All Capital Securities Index (reflects no deduction for fees, expenses or taxes)**	2.45%	9.37%	9.71%	6.87%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	2.78%	5.53%	1.25%	7.30%
*
Returns reflect since October 31, 2022.
**
This is not the performance of the Fund.
***
Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 3.00% (as a percentage of offering price).
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
Please see “Performance Notes” for a description of the indices.

(B) Subject to approval by the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board of Directors”), Management anticipates converting the Hartford Low Duration High Income Fund into a newly created exchange traded fund (“New ETF”) in the first quarter 2027 (the “Conversion”). It is anticipated that the Conversion will not require shareholder approval. If the Conversion is approved by the Board of Directors, a combined information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available by calling 1-888-843-7824. This communication is for informational purposes only and does not constitute an offer to sell shares of the New ETF. No offer of securities of the New ETF will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
To implement the change in investment strategy, it is expected that the Fund will sell the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7789
May 2026